Exhibit 99.1

Deed of Company Arrangement

The Company Listed in the First Schedule

The Administrator Listed in the First Schedule

Global Beverages Inc.

The Directors Listed in the First Schedule

and

The Excluded Creditors which are listed in the First
Schedule

THIS DEED OF COMPANY ARRANGEMENT is made on          June 2011

BETWEEN

The Company listed in Item 1 of the First Schedule (“the Company”)

The Administrator listed in Item 2 of the First Schedule (“the Administrator”)

Global Beverages Inc. (“GBI”)

The Directors listed in Item 3 of the First Schedule (“the Directors”)

and

The Excluded Creditors which are listed in Item 5 of the First Schedule (“the Listed
Excluded Creditors”)

BACKGROUND

A	On the Appointment Date, the Company appointed the Administrator as Administrator of the Company pursuant to Section 436A of the Corporations Act 2001.

B

A meeting of creditors of the Company to consider, among other things, the execution of a Deed of Company Arrangement, was convened pursuant to section 439A of the Corporations Act and held on the Meeting Date (“the Meeting”).

C	By resolution at the Meeting, the creditors resolved that the Company be required to execute a Deed of Company Arrangement.

D	GBI, the Directors, and the Excluded Creditors have each agreed to be bound by this Deed of Company Arrangement.

E	GBI has agreed to make the Deed Contributions.

F

The Administrator’s Fund is to include the balance of the Administrator’s administration account of the Company as at the commencement date, additional Deed Contributions, and any amount guaranteed and indemnified by GBI.

OPERATIVE PART

1	INTERPRETATION

In this Deed, unless the context otherwise requires:

	(a)	“the Act” means the Corporations Act 2001 as amended, consolidated, supplemented or replaced from time to time.

	(b)	“Administrator” means the administrator listed in Item 2 of the First Schedule and if more than one means each and all of them, jointly and severally.

	(c)	“Administrator’s’ Fund” means the fund referred to in paragraph 6.1.

	(d)	“Appointment Date” means the date of the appointment of the Administrator as voluntary administrator of the Company as set out in Item 6 of the First Schedule.

	(e)	“ASIC” means the Australian Securities and Investments Commission.

2

(f)

“Claim” means any debt, claim or liability, present or future, certain or contingent, ascertained or sounding in damages being a claim which arose or the circumstances giving rise to which, occurred prior to the Fixed Date.

	(g)	“Commencement Date” means the date of this Deed.

	(h)	“Company” means the company listed in Item 1 of the First Schedule.

	(i)	“Court” means the Supreme Court of New South Wales or the Federal Court of Australia.

	(j)	“Creditor” means any person who at the Fixed Date has or had a Claim against the Company.

	(k)	“Deed” means this Deed of Company Arrangement.

	(l)	“Deed Contributions” means the payments to be made by the Company to the Administrator’s Fund on the terms as set out in Item 9 of the First Schedule.

	(m)	“Directors” means the Directors listed in Item 3 of the First Schedule and if more than one, means each and all of them, jointly and severally.

	(n)	“Due Date” means the date upon which each of the Deed Contributions is to be paid to the Administrator as set out in Item 9 of the First Schedule.

(o)

“Employee Claims” means the Claim of any Creditor of the type referred to in section 556(1)(e), (g) and (h) or section 560 or section 561 of the Act and which Claim the Creditor would be entitled to make had the Company been wound up on the Fixed Date.

(p)

“Excluded Creditors” means the Directors and any other Related Party and includes but is not limited to those persons listed in Item 5 of the First Schedule. Where there is more than one Excluded Creditor a reference to the Excluded Creditor is a reference to each and all of them, jointly and severally.

	(q)	“Fixed Date” means the date referred to in Item 8 of the First Schedule.

	(r)	“Listed Excluded Creditors” means those Excluded Creditors which are listed in Item 5 of the First Schedule.

	(s)	“Meeting Date” means the date referred to in Item 7 of the First Schedule.

	(t)	“Participating Creditor” means a Creditor with a Claim against the Company which has been admitted by the Administrator pursuant to clause 8 hereof, but excludes the Excluded Creditors.

	(u)	Regulations” means the Corporation Regulations 2001 (Cth.) as amended, consolidated, supplemented or replaced from time to time.

	(v)	“Related Party” has the same meaning as in section 228 of the Act.

	(w)	“Secured Creditor” means the creditors listed in Item 4 of the First Schedule and if more than one, means each and all of them, jointly and severally.

2	INTERPRETATION

2.1	The Company appoints the Administrator to be the Administrator of this Deed.

2.2	The Administrator accepts appointment as Administrator of this Deed.

2.3

In addition to any other rights to payment for services or any right or indemnity which the Administrator has pursuant to the Act or under clause 14 of this Deed or otherwise, the Company acknowledges that the Administrator has and shall have a lien over, and is entitled to be indemnified out of the Administrator’s Fund and out of the property of the Company for any liability cost or expense arising from any and all actions as Administrator of the Deed or of the Company, other than such liability as by operation of law may attach to the Administrator in respect of any negligence or breach of duty and of which a court has found the Administrator to be guilty. This lien and indemnity shall continue notwithstanding termination of this Deed, or the replacement or removal of the Administrator, or any defect or invalidity in the appointment of the Administrator.

2.4	In exercising the powers conferred by this Deed and carrying out the duties arising under the Deed, the Administrator are acting as agent for and on behalf of the Company.

3	COMMENCEMENT

3.1	This Deed comes into effect on the Commencement Date.

4	CARRYING ON BUSINESS

4.1	Upon execution of this Deed, and subject to this Deed, control of the Company shall be returned to the Directors.

4.2

During the term of this Deed, the Company and the Directors will, if requested by the Administrator, provide the Administrator with such information, documentation or assistance as the Administrator may reasonably require regarding the Company’s business, financial position or affairs or the administration or operation of this Deed, within the time requested by the Administrator.

5	GUARANTEE AND INDEMNITY

5.1

GBI guarantees that there shall be sufficient funds to meet Employee Claims made under this Deed in full and indemnifies the Administrator and the Company from any Employee Claims not being paid in full from the property available under clause 6.1 (a) and (b) of this Deed.

5.2	GBI guarantees that there shall be no Claims by Secured Creditors under this Deed and indemnifies the Administrator and the Company from any Claims being made by Secured Creditors under this Deed.

5.3

GBI guarantees that there shall be no Claims under this Deed by any creditors arising from guarantees provided by the Company to or for the benefit or Related Party and indemnifies the Administrator and the Company from any such Claims being made.

5.4

Subject to the terms of this Deed, GBI shall make payment to the Administrator, pursuant to each and every indemnity given in this clause 5, within 7 days of a demand, in writing, by the Administrator.

6	AVAILABLE PROPERTY AND ADMINISTRATOR’S FUND

6.1	The property which is to be available to pay Participating Creditors’ Claims is the Administrator’s Fund which is to consist of:

(a) The balance of the Administrator’s administration account for the Company as at the commencement date;

(b) the Deed Contributions;

(c) Any amount payable by GBI pursuant to clause 5 of this Deed; and

(d) Any dividend to which the Excluded Creditors are entitled to be paid pursuant to clause 7.2.

6.2	GBI shall pay to the Administrator, on behalf of the Company, the Deed Contributions on or before the Due Date.

6.3	The Administrator’s Fund, including and Deed Contributions, shall not be refundable to GBI, the Directors, or any third party, and is not held on trust for such parties.

7	DISTRIBUTION TO CREDITORS

7.1	The Administrator’s Fund is to be distributed in the following order of priority:

(a) Firstly, in payment of the Administrator’s remuneration, expenses and liabilities arising from the Voluntary Administration of the Company;

(b) Secondly, in payment of the Administrator’s remuneration, expenses and liabilities arising from the Administration of this Deed;

(c) Thirdly, in payment of Employee Claims;

(d)

Fourthly, in payment of the claims of any Participating Creditors in the order of priority set out in section 556 of the Act as if references to the winding up of the Company were references to the administration of this Deed.

7.2

Pursuant to section 444DA of the Act, for the purposes of the application by the Administrator of the Administrator’s Fund, any eligible Employee Claims will be entitled to a priority at least equal to that which they would have been entitled to if the Administrator’s Fund were applied in accordance with sections 556, 560 and 561 of the Act.

8	MAKING CLAIMS AND HOLDING MEETINGS

8.1

Subdivisions A, B, C and E of Division 6 of Part 5.6 of the Act and regulations 5.6.11 to 5.6.57 inclusive and 5.6.63 to 5.6.70 inclusive of the regulations apply to Claims made under this Deed and any creditors’ meetings convened for the purposes of this Deed, with such modifications as are necessary as if the references to the liquidator were references to the Administrator and as if references to the relevant date contained therein were references to the Fixed Date.

9	DISCHARGE AND RELEASE

9.1

Subject to clause 9.2 all Creditors whose Claims are admissible under this Deed must accept the terms of this Deed and their entitlements to a dividend under this Deed in full and final satisfaction of all Claims, such that upon the payment by the Administrator of a final dividend under this Deed, those Claims are discharged.

9.2	Notwithstanding clause 9.1 Excluded Creditors’ Claims are not discharged by this Deed.

9.3

The Listed Excluded Creditors warrant and undertake to the Administrator that no Excluded Creditor will make any Claim for any dividend under this Deed, including any Employee Claim or Claim for subrogation or otherwise as a result of discharging, under a guarantee or otherwise, any liability of the Company, or pursuant to section 560 of the Act.

10	MORATORIUM

10.1	Whilst this Deed remains on foot a moratorium exists on the enforcement of all Claims and the terms of this Deed may be pleaded by the Company as a bar to any action taken by any Creditor in breach of that moratorium. In particular, but without limiting the effect of the moratorium, whilst this Deed remains in force a Creditor must not:

	(a)	take any step to wind up the Company;

	(b)	except for the purpose of and to the extent provided for in this Deed, institute any new or prosecute any current legal action in respect of any Claim;

	(c)	exercise any right of set-off or cross-action to which the Creditor would not have been entitled had the Company been wound up on the Fixed Date.

11	EVENTS OF DEFAULT

11.1	It shall be an Event of Default if:

	(a)	If any Deed Contribution is not paid by its Due Date; or

(b)

The Company, in the opinion of the Administrator, fails to comply with its taxation or other material statutory obligations arising hereafter and such failure is not rectified within seven (7) days of the Administrator serving a notice on that the Company must do so.

	(c)	GBI fail to make any payment or fulfil any obligation under this Deed when demanded by the Administrator.

	(d)	An Excluded Creditor makes a claim for a dividend under this Deed and such claim is not withdrawn within seven (7) days of the Administrator serving a notice on that Excluded Creditor to do so.

12	FURTHER MEETING

12.1

On the occurrence of an Event of Default, or if the Administrator forms the view that the Company is unlikely to be able to comply with the terms of this Deed or that it is otherwise in the interests of creditors to do so, then the Administrator may convene a meeting of Creditors who may consider and, if thought fit, pass a resolution for the termination of this Deed and the winding-up of the Company or for the enforcement or variation of the terms of this Deed.

13	TERMINATION

13.1	This Deed terminates upon the earliest of any of the following:

(a)

The Administrator receives all the money referred to in clause 6 and distributes the Administrator’s Fund in accordance with clause 7 of this Deed to Participating Creditors. The Administrator must certify to that effect in writing and must as soon as possible lodge with ASIC a notice of termination of this Deed in the following form:

Yarraman Estate Pty Ltd (Subject to a Deed of Company Arrangement)

I, Roderick Mackay as Administrator of the Deed of Company Arrangement executed on < > CERTIFY that the Deed has been wholly performed and the execution of the notice terminates this Deed;

	(b)	On the passing of a resolution for the termination of this Deed at a meeting of creditors convened for that purpose.

13.2

On this Deed terminating pursuant to subclause13.1(b) of this Deed then in those circumstances the Company shall be deemed to have passed a resolution under section 491 of the Law that it be wound up voluntarily and the Administrator is appointed as liquidator of the Company and the Administrator accepts such appointment as liquidator of the Company.

14	REMUNERATION

14.1

Subject to approval of their fees in accordance with the Act, the Administrator shall be remunerated in respect of work performed by the Administrator and their staff engaged to assist the Administrator in the administration of this Deed at the hourly rates charged by the Administrator.

14.2

Subject to the preceding subclause the Administrator is entitled to render and to require payment of accounts for their approved remuneration and expenses in accordance with their normal commercial terms.

15	GENERAL

15.1	This Deed shall be governed by and construed in accordance with the law in force in the State of New South Wales.

15.2

Any action or proceeding arising out of or in connection with this Deed shall be instituted or brought in the Court which shall have exclusive jurisdiction in any such legal action or proceeding and the Company, the creditors and the Administrator shall submit to such jurisdiction to the full extent permitted by law.

15.3

Every covenant by which more persons than one covenant or agree shall bind such persons jointly and severally. Every right or benefit given in favour of persons more than one shall be enjoyed by each of them jointly and severally.

15.4	The parties hereto shall at all times do or execute or procure to be done or executed all other necessary acts, deeds, documents and things within their power to give effect to this Deed.

16	APPLICATION OF PRESCRIBED PROVISIONS

16.1	The Prescribed Provisions in Schedule 8A of the Regulations shall not form part of this Deed, with the exception of prescribed provision 2.

16.2	The terms of this Deed shall prevail to the extent of any inconsistency between this Deed and the provisions of Schedule 8A of the Regulations.

EXECUTED AS A DEED

EXECUTED by	)
YARRAMAN ESTATE PTY LIMITED	)
(ADMINISTRATOR APPOINTED)
ABN 94 101 141 593)
as a Deed in accordance with section 127 of	)
the Corporations Act by its authorised officers:	)

/s/ Ian Long	/s/ Gary Blom
Signature	Signature

Ian Long	Gary Blom
Name	Name

Director	Director
Position	Position

/s/ Kylie Martin
Witness Signature

Kylie Martin
Witness Name

SIGNED SEALED AND DELIVERED as a	)
Deed by RODERICK MACKAY	)
SUTHERLAND	)
in the presence of:	)

/s/ Michael Chan	/s/ R. M. Sutherland
Signature of witness	Signature of Roderick Mackay Sutherland Administrator

Michael Chan
Name of witness

Level 4, 55 Hunter St., Sydney 2000
Address of witness

EXECUTED by	)
GLOBAL BEVERAGES INC.	)

/s/ Ian Long	/s/ Gary Blom
Signature	Signature

Ian Long	Gary Blom
Name	Name

President & Chief Executive Officer	Director
Position	Position

/s/ Kylie Martin
Witness Signature

Kylie Martin
Witness Name

SIGNED SEALED AND DELIVERED as a	)
Deed by IAN ROBERT LONG	)
in the presence of:	)

/s/ Kylie Martin	/s/ Ian Long
Signature of witness	Signature of Ian Robert Long

Kylie Martin
Name of witness

700 Yarraman Rd., Wybong NSW
Address of witness

SIGNED SEALED AND DELIVERED as a	)
Deed by GARY BLOM	)
in the presence of:	)

/s/ Michael Chan	/s/ Gary Blom
Signature of witness	Signature of GARY BLOM

Michael Chan
Name of witness

Level 4, 55 Hunter St., Sydney 2000
Address of witness

First Schedule

Item 1	The Company	Name	Yarraman Estate Pty Ltd, ABN 94 101
141 593 (Administrator Appointed)
c\- Jirsch Sutherland
		Address	Level 4, 55 Hunter Street
SYDNEY NSW 2000
Item 2	Administrator	Name	Roderick Mackay Sutherland and
Jirsch Sutherland
		Address	Level 4, 55 Hunter Street
SYDNEY NSW 2000
Item 3	The Directors	Name	Ian Robert Long
		Address	64 Baerami Creek Road
BAERAMI NSW 2328
		Name	Gary Blom
		Address	26 Bent Street
NEUTRAL BAY NSW 2089
Item 4	The Secured Creditors	Name	Provident Capital Ltd
Address

		Name	PCL Holdings Pty ltd
Address

		Name	AR Cash Flow Pty Ltd
Address
Item 5	The Listed Excluded	Name	Ian Robert Long
	Creditors	Address	64 Baerami Creek Road
BAERAMI NSW 2328
		Name	Gary Blom
		Address	26 Bent Street
NEUTRAL BAY NSW 2089

		Name	Global Beverages Australia Pty Ltd,
		Address	ACN 143 243 341

		Name	Global Beverages Holdings Pty Ltd,
		Address	ACN 145 260 868

		Name	Universal Wine and Spirits (Australia) Pty
		Address	Ltd, ACN 114 459 853

		Name	Barrack and York Retail Pty Ltd,
		Address	ACN 135 351 147

		Name	Bent Pty Ltd,
		Address	ACN 124 545 955

		Name	Delta Dawn Pty Ltd, ACN 101 140 925
Address

		Name	Main Street Capital Pty Ltd,
		Address	ACN 130 988 171

		Name	Mallfame Pty Ltd, ACN 100 164 332
Address
		Name	Viticulture Professional Co Pty Ltd,
		Address	ACN 091 564 144
		Name	Global Beverages Inc.
Address

Item 6	The Appointment Date	Date	10 May 2011
Item 7	The Meeting Date	Date	15 June 2011
Item 8	The Fixed Date	Date	10 May 2011

Item 9	Deed Contributions	Amount	$57,142
		Timing	15 December 2011
		Amount	$57,142
		Timing	15 June 2012
		Amount	$57,142
		Timing	15 December 2012
		Amount	$57,142
		Timing	15 June 2013
		Amount	$57,142
		Timing	15 December 2013
		Amount	$57,142
		Timing	15 June 2014
		Amount	$57,148
		Timing	15 December 2014